Exhibit 10.37

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CONTRACT MANUFACTURING AGREEMENT

This Amendment No. 2 (the “Amendment”) is made as of 1st day of May, 2020 (the “Effective Date”) to the Second Amended and Restated Contract Manufacturing Agreement entered into as of January 1, 2019 (the “Agreement”), as amended to date, by and between The Honest Company, Inc., a Delaware company (“Honest’’) and Valor Brands LLC, a.k.a. Ontex North America, a limited liability company (“Supplier”). Capitalized words used herein and not defined shall have the meaning ascribed to them in the Agreement.

WHEREAS, Honest and Supplier entered into the Agreement for the supply and manufacture of certain Products set forth in the Agreement; and

WHEREAS, Honest and Supplier also desire to update pricing on certain items.

NOW, THEREFORE, Honest and Supplier hereby agree to amend the Agreement as follows:

1. Section 2 of Exhibit A of the Agreement shall be amended to insert pricing [***]. Such pricing, attached hereto as Schedule 1, shall be effective as of Effective Date.

2. Except to the extent expressly modified by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. Terms not otherwise defined herein shall have the meaning assigned to them in the Agreement. Except to the extent expressly modified by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

This Agreement may be executed by facsimile or e-mail signatures and in counterparts, each of which shall constitute an original, and all of which shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

The Honest Company, Inc.		Valor Brands LLCA a.k.a. Ontex North America

By:	/s/ Glenn Klages	By:	/s/ James A. Skinner
Name: Glenn Klages		Name: James A. Skinner
Title: EVP Supply Chain		Title: VP & General Manager Ontex North America (Valor Brands LLC)

[***] Product Pricing Table [***]

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